UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 23, 2025

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Principal Officers.

Appointment of Chief Operating Officer (“COO”)

On January 23, 2025, the Board of Directors (the “Board”) of Perma-Fix Environmental Services, Inc. (“Perma-Fix” or the “Company”) approved the appointment of Mr. Troy Eshleman (age 55) as the Company’s Chief Operating Officer (“COO”), at an annual salary of $320,000. Mr. Troy Eshleman was originally hired by the Company on January 6, 2025 as Vice President of Operations.

Mr. Eshleman has more than 34 years’ experience in radioactive waste management facility operations, environmental remediation, hazardous and radioactive material logistics, and facility decommissioning. Mr. Eshleman specializes in commissioning commercially viable solutions to radioactive waste challenges and improving facility operational performance. Prior to joining Perma-Fix, Mr. Eshleman founded in 2019 and served until 2024 as the President of Oakleaf Environmental, Inc., a consulting firm specializing in mergers and acquisition, business strategy and integration, and technical support to a variety of private equity and commercial clients, as well as the U.S Department of Energy, and Naval Reactors, the U.S. government office that has comprehensive responsibility for the safe and reliable operation of the United States Navy’s nuclear reactors. Mr. Eshleman was previously employed by EnergySolutions, Inc., a privately-held nuclear services company that is one of the largest processors of low level radioactive waste (LLW) in America, and its predecessor companies for 27 years in a variety of positions of increasing responsibility focused on the leadership of North American waste processing facility operations, nuclear power plant decommissioning, logistics, international project management, and business development roles, including as Senior Vice-President of Corporate Business Development and Strategy, Senior Vice President of Commercial Waste Processing, Senior Vice-President of Global Logistics, Senior Vice-President of Decommissioning Operations, and Senior Vice-President of EnergySolutions Italia S.r.L. Mr. Eshleman holds a B.S. in Civil Engineering Technology from the University of Pittsburgh.

In connection with the Board’s appointment of Mr. Eshleman to the position of COO, the Compensation and Stock Option Committee (the “Compensation Committee”) recommended, and the Board approved, the grant to Mr. Eshleman of an incentive stock option (“ISO”) for the purchase, under the Company’s 2017 Stock Option Plan, of up to 50,000 shares of the Company’s common stock, par value $0.001 (the “Common Stock”). The ISO has a term of six years, and vests 20% per year over a five-year period commencing on the first anniversary date of grant. The exercise price of the ISO is $10.70 per share, which is equal to the closing price as quoted on Nasdaq of the Company’s Common Stock on the date of grant.

The Incentive Stock Option Agreement is attached to this Report as Exhibits 99.6 and is incorporated herein by reference.

There are no transactions involving Mr. Eshleman and the Company required to be reported under Item 404(a) of Regulation S-K.

Appointment of Richard Grondin as Executive Vice President (“EVP”) of Hanford and Internation Waste Operations

On January 23, 2025, the Board appointed Mr. Richard Grondin as the Company’s EVP of Hanford and International Waste Operations, at an annual salary of $315,267. Prior to his appointment to such office, Mr. Grondin previously served as the Company’s EVP of Waste Treatment Operations. Mr. Grondin remains a named executive officer of the Company. Mr. Grondin remains subject to an employment agreement dated April 20, 2023, the terms of which have been amended in a memorandum solely to the extent described above, which memorandum is attached to this Report as Exhibit 99.7 and incorporated herein by reference.

2

Management Incentive Plans (“MIPs”)

On January 23, 2025, upon the recommendation of the Compensation Committee , the Company’s Board of Directors approved, with Mark Duff and Dr. Louis Centofanti abstaining, individual MIPs for the calendar year 2025 for the following executive officers: Mark Duff, Chief Executive Officer (the “CEO”); Ben Naccarato, EVP and Chief Financial Officer (“CFO”); Dr. Louis Centofanti, EVP of Strategic Initiatives; Richard Grondin, EVP of Hanford and International Waste Operations; and Troy Eshleman, COO (all of such individuals collectively, the “Executive Officers”). Each of the MIPs is effective January 1, 2025 and applicable for the 2025 calendar year. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification.

The performance compensation under the MIP for each Executive Officer is based upon meeting certain separate target objectives during 2025 as described in the separate MIPs for each of the Executive Officers, attached to this Report as Exhibits 99.1 to 99.5, and incorporated herein by reference.

All of the 2025 MIPs include revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) targets, which in the Compensation Committee’s expectation for performance would warrant payment of an incentive cash compensation. EBITDA is a non-GAAP (accounting principles generally accepted in the United States of America) measure. In formulating such targets, the Compensation Committee and the Board considered 2024 results, the Board-approved budget for 2025, economic conditions, and forecasts for 2025 government spending. Other performance criteria for all Executive Officers other than the EVP and Chief Financial Officer and EVP of Strategic Initiatives, include health, safety, and compliance statistics, as well as permit and license violations. In addition to performance targets for revenue and EBITDA, the 2025 MIP for the EVP and CFO includes a performance incentive for meeting regulatory filings deadlines for Form 10-Ks, Form 10-Qs and Form 8-Ks as required by the Securities and Exchange Commission, while the 2025 MIP for the EVP of Strategic Initiatives includes a performance incentive for meeting a deadline for the expected fabrication and startup of the Company’s second generation treatment unit for PFAS (Per- and polyfluoroalkyl substances) waste.

Total potential target performance compensation is determined based on the percentage of the target achieved. The total potential target performance compensation payable ranges from 25% to 150% of the 2025 base salary for the CEO ($104,287 to $625,733), 29% to 100% of the 2025 base salary for the CFO ($95,681 to $332,811), 29% to 100% of the 2025 base salary for the EVP of Strategic Initiatives ($79,736 to $277,346), 25% to 100% ($78,817 to $315,267) of the 2025 base salary for the EVP of Hanford and International Waste Operations, and 25% to 100% of the 2025 base salary for the COO ($80,000 to $320,000).

Performance compensation amounts under the 2025 MIPs are to be paid on or about 90 days after year-end, or sooner, based on finalization of the Company’s 2025 audited financial statements.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described above, at any time and for any reason.

The total to be paid to the Executive Officers under the MIPs, in the aggregate, may not exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation. Additionally, no performance incentive compensation will be payable for any of the performance targets unless a minimum of 75% of the EBITDA Target is achieved.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

99.1	2025 Management Incentive Plan for Chief Executive Officer, approved January 23, 2025, but effective January 1, 2025.

99.2	2025 Management Incentive Plan for Chief Financial Officer, approved January 23, 2025, but effective January 1, 2025.

99.3	2025 Management Incentive Plan for EVP of Strategic Initiatives, approved January 23, 2025, but effective January 1, 2025.

99.4	2025 Management Incentive Plan for EVP of Hanford and Waste Operations, approved January 23, 2025, but effective January 1, 2025.

99.5	2025 Management Incentive Plan for Chief Operating Officer, approved January 23, 2025, but effective January 1, 2025.

99.6	Incentive Stock Option Agreement between Perma-Fix Environmental Services, Inc. and Chief Operating Officer, dated January 23, 2025.

99.7	Memorandum amending Employment Agreement dated April 20, 2023, for EVP of Waste Treatment Operations..

3

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2025

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Executive Vice President and
Chief F1inancial Officer

4